UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 5, 2010

(Date of Earliest Event Reported: December 31, 2009)

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square

Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A supplies Item 9.01 Financial Statements and Exhibits to the Current Report of Edgewater Technology, Inc. (“Edgewater”) on Form 8-K filed with the Securities and Exchange Commission on January 5, 2010. Attached hereto are the historical financial statements of Fullscope, Inc. (“Fullscope”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Edgewater’s acquisition of Fullscope on December 31, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired:

Audited financial statements of Fullscope, Inc. for the years ended December 31, 2008 and 2007 and related Independent Auditor’s Report thereon are being filed as Exhibit 99.1 to this Form 8-K/A.

The Unaudited Balance Sheet as of September 30, 2009, the Unaudited Statements of Income and Cash Flows for the nine months ended September 30, 2009 and 2008 and the Notes to Unaudited Consolidated Financial Statements for Fullscope, Inc. are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information:

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009, the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2009, the Unaudited Consolidated Statements of Operations for the year ended December 31, 2008 and the Notes to Unaudited Pro Forma Consolidated Financial Statements are being filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits:

Exhibit 23.1	-	Consent of Independent Auditors

Exhibit 99.1	-	Audited financial statements of Fullscope, Inc. for the years ended December 31, 2008 and 2007 and related Independent Auditor’s Report

Exhibit 99.2	-	The Unaudited Balance Sheet as of September 30, 2009, the Unaudited Statements of Operations and the Unaudited Statements of Cash Flows for the nine months ended September 30, 2009 and 2008 and the Notes to Unaudited Consolidated Financial Statements for Fullscope, Inc.

Exhibit 99.3	-	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009, the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2009, the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2010

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title	Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited financial statements of Fullscope, Inc. for the years ended December 31, 2008 and 2007 and related Independent Auditor’s Report

Exhibit 99.2	The Unaudited Balance Sheet as of September 30, 2009, the Unaudited Statements of Operations and the Unaudited Statements of Cash Flows for the nine months ended September 30, 2009 and 2008 and the Notes to Unaudited Consolidated Financial Statements for Fullscope, Inc.

Exhibit 99.3	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009, the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2009, the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

3